Exhibit 10.24

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

THIRD AMENDMENT TO THE LICENSE AGREEMENT

This THIRD AMENDMENT dated as of May , 2015 (this “Third Amendment”) to that certain License Agreement by and between Kadmon Pharmaceuticals, LLC (“Kadmon”) and AbbVie Inc., (“AbbVie”) dated June 17, 2013 as amended,(the “License Agreement”), is made by and between Kadmon and AbbVie. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the License Agreement.

WHEREAS, the Parties have entered into the License Agreement;

WHEREAS, the Parties amended the License Agreement on October 2, 2014 in the Amendment and Modification Agreement to Transaction Documents (“Amendment and Modification Agreement”), in order to, among other amendments and modifications, establish a Royalty Formula to calculate the High Dose BID Royalty for calendar years 2015 and 2016;

WHEREAS, Exhibit B to the Amendment and Modification Agreement (“Exhibit B”) set forth the Royalty Formula in mathematical format;

WHEREAS, the Parties have identified an error in Exhibit B which requires correction in order to arrive at an accurate High Dose BID Royalty; and

WHEREAS, the Parties now desire to amend and modify Exhibit B as set forth in this Third Amendment.

NOW, THEREFORE, in consideration of the premises and mutual covenants, agreements and provisions contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.              Exhibit B shall be replaced with Revised Exhibit B attached hereto at Exhibit 1.

2.              The Agreement is amended only to the extent set forth herein, and all other terms of the Agreement shall remain the same and are not affected by this Amendment. In the event of any conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall control.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the day and year first written above.

Kadmon Pharmaceuticals, LLC		AbbVie Inc.

By	/s/ Eva Heyman	By	/s/ William J. Chase
Name: Eva Heyman		Name: William J. Chase
Title: Chief Commercial Officer		Title: EVP, Chief Financial Officer

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXHIBIT 1

Revised Exhibit B

[INSERT NEW EXHIBIT B]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

All Data Sets and Calculations are Measured Quarterly

Form IMS prescription data		Percent of MODERIBA used with 3D		From IMS NPA Data		# of 200MG Equivalents per MODERIBA				Total # of 200MG Equivalents in MODERIBA used with 3D

MODERIBA 600MG + 3D	=	% MODERIBA 600MG with 3D	x	MODERIBA 600MG	=	# MODERIBA 600MG used with 3D	x	1.5 (200MG Equiv.)	=	# of 200MG Equiv. in MODERIBA 600MG used with 3D
MODERIBA 600MG

MODERIBA 800MG + 3D	=	% MODERIBA 800MG with 3D	x	MODERIBA 800MG	=	# MODERIBA 800MG used with 3D	x	2 (200MG Equiv.)	=	# of 200MG Equiv. in MODERIBA 800MG used with 3D
MODERIBA 800MG

MODERIBA 1000MG + 3D	=	% MODERIBA 1000MG with 3D	x	MODERIBA 1000MG	=	# MODERIBA 1000MG used with 3D	x	2.5 (200MG Equiv.)	=	# of 200MG Equiv. in MODERIBA 1000MG used with 3D
MODERIBA 1000MG

MODERIBA 1200MG + 3D	=	% MODERIBA 1200MG with 3D	x	MODERIBA 1200MG	=	# MODERIBA 1200MG used with 3D	x	3 (200MG Equiv.)	=	# of 200MG Equiv. in MODERIBA 1200MG used with 3D
MODERIBA 1200MG										TOTAL # of 200MG Equivalent in MODERIBA used with 3D x $2.19 = “Quarterly Initial Royalty” Owed for Quarter